SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 1998


                           POWERHOUSE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


          COLORADO                  0-11546                  84-0832977
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


1764 Platte Street, Suite 200 (River Side), Denver, Colorado    80202
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(Address of principal executive offices)                      (Zip Code)


1624 Market Street, Suite 303, Denver, Colorado 80202
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(Former Name or Former Address, if changed since last report)


Registrant's telephone number, including area code:  303-964-9156
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


Item 5.  OTHER EVENTS
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     As of June 4, 1998,  Mr. Chung Ho resigned as a Director of the Company due to other business pressures.

     On June 26, 1998, Mr. Samuel Kwok Tung Lee was appointed to the Board of the Company to replace Mr. Chung Ho. Mr. Lee is the Managing Director of Arch Partners Limited a private investment group in Hong Kong. Mr. Lee was formerly associated with Morgan Stanley and Citicorp. Mr. Lee obtained his masters degree from Harvard University.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        POWERHOUSE RESOURCES, INC.


 Dated:  June 30, 1998                        By:  /s/  Dennis C. Dowd
                                              ----------------------------------
                                              Dennis C. Dowd, President